UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9,2008


                        LOCATEPLUS HOLDINGS CORPORATION
                          (Exact name of registrant as

                           specified in its charter)

                                   000-49957
                            (Commission File Number)

                  DELAWARE                           04-3332304
      (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                     Identification No.)

                         100 CUMMINGS CENTER, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
                        (Registrant's telephone number,
                              including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Company announced that at a meeting of the Board of Directors held on November 3, 2008, the Board voted to appoint current member, Christian Williamson as Chairman of the Board. James C. Fields will remain President and CEO and will continue as a member of the Board.

On November 3, 2008, Richard Nagle, a current member of the Board resigned citing other commitments and obligations that do not allow him to fully participate on the Board




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATEPLUS HOLDINGS CORPORATION

By /s/ James C. Fields

James C. Fields
President and CEO
Date: November 7, 2008